Harbor Money Market Fund

Supplement to Prospectus dated March 1, 2008 (as revised September 2, 2008)

PARTICIPATION IN THE U.S. DEPARTMENT OF TREASURY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On October 7, 2008, the Board of Trustees of Harbor Funds approved the participation of the Harbor Money Market Fund (the “Fund”) in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

The Program seeks to support the net asset value (the “NAV”) of shares held by investors in the Fund as of the close of business on September 19, 2008. The Program intends to protect those assets against loss if the Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund’s NAV falls below $1 per share.

Please be advised that shares of the Fund held in accounts opened after the close of business on September 19, 2008 will not be covered by the Program. Also, any increase in the number of shares of the Fund held in an account as of the close of business on September 19, 2008 will not be covered by the Program. In addition, if you redeem all shares of the Fund held in your account on September 19, 2008 and subsequently purchase back into the Fund, the newly purchased shares will not be covered by the Program.

For example, if you are a new investor in the Fund on October 29, 2008, your shares are not covered by the Program. Similarly, if you held 100 shares of the Fund in your account as of the close of business on September 19, 2008, and subsequently purchase an additional 100 shares on October 29, 2008, a maximum of 100 shares would be covered by the Program.

The cost to the Fund of participating in the Program is one basis point ($1 per $10,000) for each quarter of participation. The Fund’s adviser, Harbor Capital Advisors, Inc. (the “Adviser”), is a frequent investor in the Fund. The Adviser will reimburse the Fund for its pro-rata share of the Program cost. The Program initially runs for a three month term, to expire December 18, 2008. The Secretary of the Treasury may extend the Program beyond its initial three-month term up through the close of business on December 18, 2009. If the Program is extended, the Board of Trustees of Harbor Funds will consider whether to continue to participate.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of Harbor Funds has also approved a temporary amendment to the Fund’s Portfolio Holdings Disclosure Policy to permit the Fund to disclose its full portfolio holdings on www.harborfunds.com more frequently than quarterly. Currently, the Fund discloses its full portfolio holdings on the 15th day following quarter end on www.harborfunds.com. This temporary amendment would allow for more frequent disclosure of the Fund’s full portfolio holdings, including prior to the 15th day following the quarter end, if Fund officers believe that such additional information would be helpful to the Fund’s shareholders during this period of increased credit market turmoil. This temporary amendment to the Portfolio Holdings Disclosure Policy expires on December 31, 2008 unless extended by the Board.

Investors Should Retain This Supplement For Future Reference